UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Harley-Davidson, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT TO PROXY STATEMENT FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement supplement (“Supplement”) relates to the Notice of Annual Meeting of Shareholders and Proxy Statement (the “Proxy Statement”) that Harley-Davidson, Inc. (“we,” “us,” the “Company” or “Harley-Davidson”) filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2025, and furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors (the “Board”) for the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 14, 2025, or at any adjournment thereof. This Supplement is being filed with the SEC and is being made available to shareholders on or about April 21, 2025.

The purpose of this Supplement is to provide updated information relating to the election of directors at the Annual Meeting. Except as supplemented by the information contained in this Supplement, this Supplement does not revise or update any of the information set forth in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

With our Annual Meeting rapidly approaching, the Board wants to ensure you make your voice heard and enable Harley-Davidson to continue to execute our transformation with the right leadership in place.

PROTECT THE VALUE OF YOUR INVESTMENT. VOTE THE ENCLOSED WHITE PROXY CARD TODAY.

This Supplement includes a WHITE proxy card for the Annual Meeting. WHITE proxy cards are being solicited on behalf of the Board. The Proxy Statement includes detailed information about the matters that will be discussed and voted on at the Annual Meeting that you should consider to make an informed decision when voting your shares.

We strongly urge you to vote for the entire slate of highly qualified and experienced Harley-Davidson Director nominees. Please use the enclosed WHITE proxy card to vote “FOR ALL” Harley-Davidson Director nominees today. Your vote is extremely important, no matter how many shares you own.

Even if you plan to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

Thank you for your continued support. If you have any questions or require any assistance with voting your shares, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Shareholders in the U.S. and Canada may call toll-free: (877) 456-3507

Shareholders from other countries: +1 (412) 232-3651

Banks and Brokers may call collect: (212) 750-5833

Resignation of Director

As previously disclosed, Jared Dourdeville, whom the Proxy Statement identified as a current independent Director and as one of the nominees for election as a director at the Annual Meeting, resigned as a Director on April 5, 2025. The Company filed a copy of his resignation letter with its Current Report on Form 8-K filed with the SEC on April 10, 2025 and a subsequent letter dated April 11, 2025 received from Mr. Dourdeville with the Company’s Amendment No. 1 on Form 8-K/A filed with the SEC on April 15, 2025. Accordingly, Mr. Dourdeville will not stand for election as a Director at the Annual Meeting.

Following Mr. Dourdeville’s resignation, the Board acted to reduce the size of the Board from nine to eight members. As previously disclosed in the Proxy Statement, the Board nominated Ms. Lori Flees, who has not previously served on the Board, for election as a Director as part of the Board’s commitment to refreshment that ensures a balance between leveraging institutional knowledge and bringing fresh perspectives to Board discussions. Ms. Flees was recommended by a third-party executive search, corporate culture, and leadership consultant retained by the Board’s Nominating and Corporate Governance Committee to identify new director candidates. The Board has acted to reinstate its size to nine directors effective at the Annual Meeting. If shareholders elect Ms. Flees to the Board, three of our Directors will have been first elected by the shareholders in just the last four years. All of our Director nominees, except for our Chairman, President and Chief Executive Officer, Jochen Zeitz, are independent, and all are committed to providing active oversight of management to ensure accountability for the Company’s performance. We believe our Director nominees’ collective backgrounds and skillsets provide the appropriate expertise to oversee the completion of the final stage of our Hardwire strategic plan and to continue the on-going search process for a new Chief Executive Officer of the Company.

Although Mr. Dourdeville is no longer a director nominee, the WHITE proxy card that we made available with the Proxy Statement remains valid, and WE STRONGLY URGE YOU TO VOTE “FOR ALL” THE COMPANY’S DIRECTOR NOMINEES.

Additional Information Regarding Jochen Zeitz

Jochen Zeitz is a current Director and a nominee for election at the Annual Meeting who also currently serves as the Company’s Chairman, President and Chief Executive Officer. On April 8, 2025, the Company disclosed that the Board confirmed that it is engaged in a rigorous and thoughtful search process for a new Chief Executive Officer of the Company, as part of the Board’s succession planning responsibilities. The process was initiated after Mr. Zeitz expressed his interest in retiring from the Company in 2025 after five years in the Chief Executive Officer position. The Board has engaged a leading executive search firm to assist with the search process for the Chief Executive Officer and is committed to finding a leader with the right skillset to continue the Company’s transformation and next phase of growth. The Company expects that Mr. Zeitz will remain Chief Executive Officer until the right successor is identified to ensure an orderly leadership transition that protects the interests of all the Company’s stakeholders.

The Company’s disclosure stated that the Board is grateful to Mr. Zeitz for his many significant contributions to the Company as Chief Executive Officer. These contributions include the creation and successful execution of the Hardwire strategic plan, reinvigorating the brand, and his leadership during one of the most challenging operating environments in the history of the Company.

Additional Information Regarding Voting

Although Mr. Dourdeville will now not stand for election as a Director at the Annual Meeting, we will not prepare a new proxy card or voting instruction form to omit Mr. Dourdeville as a nominee for election as a Director at the Annual Meeting. If you have already returned your proxy or provided voting instructions, you do not need to take any action. Proxies received with instructions to vote for the election of Mr. Dourdeville to the Board will not be voted with respect to his election, but will continue to be voted as directed or otherwise as set forth therein and described in the Proxy Statement with respect to all other matters properly brought before the Annual Meeting.

If you have not yet returned your WHITE proxy card or submitted your voting instructions, please complete the WHITE proxy card to vote “FOR ALL” of the Company’s Director nominees. H Partners has recently announced that they intend to solicit votes on the Company’s election of directors using a blue proxy card; however, we urge you to return the WHITE proxy card TODAY and not return any blue proxy card sent to you by H Partners. Information regarding how to vote your shares, or revoke your proxy or voting instructions, is available in the Proxy Statement. If you have any questions or require any assistance with voting your shares, please contact Innisfree, our proxy solicitor assisting us in connection with the Annual Meeting, using the contact information provided above.

Cautionary Note Regarding Forward-Looking Statements

This Supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Supplement that do not relate to matters of historical or current fact should be considered forward-looking statements, including without limitation statements regarding the Annual Meeting and director nominees; Harley-Davidson’s beliefs, plans, strategies, business or financial prospects or outlook; future shareholder value; expected growth and value creation, operations, profitability, investments, and strategies; executive transition plans; and other priorities or performance. These forward-looking statements are based on information available to the Company as of the time the statements are made as well as the Company’s current expectations, assumptions, estimates and projections and are subject to certain risks and uncertainties that are likely to cause actual results to differ materially, unfavorably or favorably, from those anticipated. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “anticipates,” “expects,” “plans,” “projects,” “may,” “will,” “estimates,” “targets,” “intends,” “forecasts,” “seeks,” “sees,” “should,” “feels,” “commits,” “assumes,” “envisions,” or, in each case, their negative or other variations or comparable terminology, or words of similar meaning. Certain of such risks and uncertainties are described below, and others are listed in Part I, Item 1A. Risk Factors and in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, and in the Company’s other subsequent reports filed with the SEC, including, among others, quarterly reports on Form 10-Q. Shareholders, potential investors, and other readers should consider these factors in evaluating, and should not place undue reliance on, the forward-looking statements. The forward-looking statements speak only as of the date they are first made in this Supplement and the Company disclaims any obligation to publicly update or revise any forward-looking statements after such time, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Factors that may impact such forward-looking statements include, but are not limited to, risks and uncertainties regarding the Company’s ability to execute its business plans and strategies, including without limitation the Hardwire strategic plan; manage supply chain and logistics issues; manage the impact, and predict potential further impacts, of new, reinstated or adjusted tariffs on the Company; accurately analyze, predict and react to changing market conditions, interest rates, and geopolitical environments, and successfully adjust to shifting global consumer needs and interests; maintain and enhance the value of the Harley-Davidson brand; manage through changes in general economic and business conditions; develop and successfully introduce products, services and experiences; realize the expected business benefits from LiveWire operating as a separate business of the Company; and retain and attract talented employees and leadership; and uncertainties regarding actions that have been taken and may in the future be taken by H Partners Management, LLC in furtherance of its campaign relating to the Annual Meeting and potential costs and management distraction attendant thereto.

Additional Information Regarding the 2025 Annual Meeting of Shareholders and Where to Find It

Harley-Davidson has filed the Proxy Statement, containing a form of WHITE proxy card, with the SEC with respect to its solicitation of proxies for the Annual Meeting.

INVESTORS AND SHAREHOLDERS ARE STRONGLY URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING THIS SUPPLEMENT AND ANY OTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD FILED BY HARLEY-DAVIDSON AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Investors and shareholders may obtain copies of these documents and other documents filed with the SEC by Harley-Davidson free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Harley-Davidson are also available free of charge by accessing Harley-Davidson’s website at https://investor.harley-davidson.com.